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                                                                   Exhibit 10.71

                                FIRST AMENDMENT
                                     TO THE
              RETIREMENT PLAN FOR EMPLOYEES OF GALEY & LORD, INC.

         WHEREAS, Galey & Lord, Inc. (the "Company") maintains The Retirement Plan for Employees of Galey & Lord, Inc., most recently amended and restated as of January 1, 2000 (the "Plan").

     WHEREAS, the Company now wishes to amend the Plan effective December 31, 2001 to freeze benefit accruals and participation in the Plan.

         NOW, THEREFORE, the Plan is amended as follows:

         I.   Article I: Definitions, Section 1.1, "Accrued Benefit", is
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amended, effective December 31, 2001 by adding the following sentence at the end of this Section:

              "Effective December 31, 2001, all benefit accruals under this Plan are frozen, and no additional benefits shall accrue to any Participant in the Plan on or after that date."

         II.  Article II: Participation, Section 2.1, "Eligibility
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Requirements," is amended, effective December 31, 2001, by adding the following
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sentence at the end of this Section:

              "Effective December 31, 2001, all future participation in the Plan is frozen, and no employee shall be eligible to participate in the Plan on or after that date."

         III. This First Amendment is effective as of December 31, 2001.

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     IV. Unless otherwise amended herein, the provisions of the Plan are hereby ratified and confirmed.

     THIS AMENDMENT IS EXECUTED this 20th day of September, 2001.

                                          GALEY & LORD, INC.

                                          By: /s/ Arthur C. Wiener
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